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                                                                   EXHIBIT. 99.2

                                  CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of North American Technologies Group, Inc. (the "Company"), hereby certifies that, to the best of my knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002, (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin C. Maddox                                    Dated:   October 29, 2002
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Kevin C. Maddox
Chief Financial Officer